LORD ABBETT INVESTMENT TRUST
                     LIMITED DURATION U.S. GOVERNMENT FUND

                      Supplement dated December 2, 2002 to
               Prospectus and Statement of Additional Information

The following information hereby supplements the Class A, B, C, and P Shares Prospectus and Statement of Additional Information dated April 1, 2002, as amended August 1, 2002, for the Lord Abbett Investment Trust Limited Duration U.S. Government Fund (the "Fund").

1. The shaded chart "Front-End Sales Charges Class A Shares (Limited Duration U.S. Government Securities Fund Only)" on page 21 of the Prospectus is replaced with the following:


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Front-End Sales Charges  Class A Shares
(Limited Duration U.S. Government Fund Only)
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                                                To Compute      Maximum Dealer's
Your               As a % of       As a % of    Offering Price  Concession
Investment         Offering Price  Your         Divide          (% of Offering
                                   Investment   NAV by          Price)
_______________________________________________________________________________
Less than $50,000      3.25%       3.36%           .9675           2.75%
$50,000 to $99,999     2.75%       2.83%           .9725           2.25%
$100,000 to $249,999   2.50%       2.56%           .9750           2.00%
$250,000 to $499,999   2.00%       2.04%           .9800           1.70%
$500,000 to $999,999   1.50%       1.52%           .9850           1.25%

$1 MILLION OR MORE OR CERTAIN RETIREMENT AND BENEFIT PLANS:
Prior to December 2, 2002:
$1,000,000 and over    1.00%       1.01%           .9900           1.00%

On or after December 2, 2002 until the operative date (1) of the Class A share 12b-1 Plan:
First $5 million    No Front-End Sales Charge(2)   1.0000          0.50%(3)
Next $5 million     No Front-End Sales Charge(2)   1.0000          0.35%(3)
Over $10 million    No Front-End Sales Charge(2)   1.0000          0.25%(3)

On or after the operative date of the Class A share 12b-1 Plan:
First $5 million    No Front-End Sales Charge(4)   1.0000          0.75%(3)
Next $5 million     No Front-End Sales Charge(4)   1.0000          0.55%(3)
Next $40 million    No Front-End Sales Charge(4)   1.0000          0.35%(3)
Over $50 million    No Front-End Sales Charge(4)   1.0000          0.25%(3)

___________________________
1 The 12b-1 Plan for the Fund will not become operative for Class A shares until the first day of the calendar quarter subsequent to the Class A share net assets reaching $100 million (the "operative date").

2 On shares sold after December 1, 2002 until the operative date of the Class A share 12b-1 Plan, a CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following any purchase without a sales charge.

3 On all shares sold after December 1, 2002 until the operative date of the Class A share 12b-1 Plan, Lord Abbett Distributor LLC will pay the maximum dealer's concession out of its own resources on purchases of $1 million or more and purchases by certain Retirement and Benefit Plans. After the Class A 12b-1 Plan becomes operative, Lord Abbett Distributor LLC will cease payment of the dealer's concession from its own resources and the Fund will pay the maximum dealer's concession on purchases of $1 million or more and purchases by certain Retirement and Benefit Plans.

4 On shares sold on or after the operative date of the Class A share 12b-1 Plan, a CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchase without a sales charge.

The maximum dealer's concession is different for the other portfolios of Lord Abbett Investment Trust. Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure for the other portfolios of Lord Abbett Investment Trust.

____________________________________________________________________________

2. The following paragraphs have been added after the first paragraph under the caption "SALES COMPENSATION" on page 23 of the Prospectus.

Limited Duration U.S. Government Fund Class A Share 12b-1 Fees. The 12b-1 Plan for the Fund will not become operative for Class A shares until the first day of the calendar quarter subsequent to the Class A share net assets reaching $100 million. On all Class A shares sold after December 1, 2002 and until the operative date, Lord Abbett Distributor LLC will pay dealers from its own resources the 12b-1 service fee of 0.25% that would have been paid by the Fund had the 12b-1 Plan been in effect. Beginning December 2, 2002 and until the operative date, Lord Abbett Distributor LLC will also pay a service fee of 0.15% to dealers from its own resources on Class A share net assets sold prior to December 2, 2002. Beginning December 2, 2002 and until the operative date, Lord Abbett Distributor LLC will pay the following concessions to dealers from its own resources on purchases of $1 million or more and purchases by certain Retirement and Benefit Plans: 0.50% on purchases of the first $5 million, 0.35% of the next $5 million, and 0.25% on purchases over $10 million. On shares sold after December 1, 2002 until the operative date of the Class A share 12b-1 Plan, a CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following any purchase without a sales charge.

After the Class A share net assets reach $100 million and the Class A share 12b-1 Plan becomes effective by its terms, Lord Abbett Distributor LLC will cease making the payments outlined above and the Fund will begin making payments pursuant to the Plan. After the operative date, the Fund will pay a service fee of 0.25% on all assets and a distribution fee of 0.10% on all assets. In addition, the Fund will pay the following concessions on purchases of $1 million or more and purchases by certain Retirement and Benefit Plans: 0.75% on purchases of the first $5 million, 0.55% on the next $5 million, 0.35% on the next $40 million, and 0.25% on purchases over $50 million. On shares sold after the operative date of the Class A share 12b-1 Plan, a CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchase without a sales charge.

3. All references in the Prospectus and Statement of Additional Information relating to the Limited Duration U.S. Government Fund's CDSC being assessed on certain redemptions of Class A shares made within 24 months shall be revised to be consistent with the 12-month period outlined above for the period prior to the operative date and after December 1, 2002.